EXHIBIT 10.37

              FORGIVENESS OF PROMISSORY NOTE DATED NOVEMBER 1, 2006 IN THE AMOUNT OF $6,000 PAYABLE TO MICHAEL A. BOWDEN



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                               MICHAEL A. BOWDEN
                                2945 YATES STREET
                             DENVER, COLORADO 80212





November 17, 2006




Pedro E. Racelis III (Pete)
China Wireless Communications, Inc.
1746 Cole Boulevard, Suite 225
Golden, Colorado 80401

Subject:  Forgive Loan (Convertible Note #8, Dated November 8, 2006,
          $6,000.00USD)

Dear Pete:

As an officer of the company, I understand the financial situation of the company and I hereby forgive the loan totaling $6,000.000USD, Convertible Note #8, to China Wireless Communications, Inc. effective immediately.

Sincerely,

/s/ MICHAEL A. BOWDEN